1 Amedisys First Quarter 2023 Earnings Release Supplemental Slides May 3rd, 2023 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS Exhibit 99.2

OUR KEY AREAS OF FOCUS

Strategic areas of focus and progress made during Q1'23

1 Organic Growth

- **Home Health***: Total same store admissions +8%
- **Hospice**: Total same store admissions -5%, ADC -1%
- **Personal Care**: PC Network drove ~$262K in revenue to Home Health and Hospice via care coordination
- **High Acuity Care**: Admissions +85% over prior year

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Q1'23 Voluntary Turnover 18.7%

3 Clinical Initiatives

- Quality: Amedisys Jul'23 preview STARS score of 4.47
- 99% of care centers at 4+ Stars based on Jul'23 preview
- 42 Amedisys care centers rated at 5 Stars in the Jul'23 preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 48.2% (vs. 47.8% in 1Q'22)
  - Current PTA Ratio: 54.4% (vs. 53.4% in 1Q'22)

5 M&A

- Completed divestiture of Personal Care business effective 3/31/2023

6 Regulatory

2023 Reimbursement

- Final Hospice industry rule – Amedisys impact +3.8% increase (effective 10/1/22)
- Final Home Health industry rule – Amedisys impact flat (effective 1/1/23)

2024 Reimbursement

- Proposed Hospice industry rule – Amedisys estimated impact +2.8% increase (effective 10/1/23)

Note: Home Health same store volume is defined as admissions plus recertifications

3

HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 1Q 2023[1]

Home Health total same store admissions +8%; Hospice same store admissions -5%; EBITDA margin decline driven by the return of sequestration ($9M), planned wage increases and the shift in Home Health volumes from episodic to per visit payors amedisys

Amedisys Consolidated

- Revenue Growth:+2.0%
- EBITDA: $58M
- EBITDA Margin: 10.4% (ex. Contessa: 11.4%)
- EPS: $1.00

Adjusted Financial Results

$ in Millions, except EPS		1Q22		1Q23
Home Health	$	335.7	$	343.3
Hospice		193.1		193.4
Personal Care		14.0		15.0
High Acuity Care		2.5		4.7
Total Revenue	$	545.3	$	556.4
Gross Margin %		*44.8%*		*43.6%*
Adjusted EBITDA	$	66.3	$	57.8
		12.2%		*10.4%*
Adjusted EPS	$	1.23	$	1.00
Free cash flow (4)	$	43.9	$	19.7

Balance Sheet & Cash Flow

- Net debt: $334.5M
- Net Leverage ratio: 1.3x
- Revolver availability: $519.2M
- CFFO: $26.0M
- Free cash flow (4): $19.7M
- DSO: 46.3 (vs. Q1'22 of 46.3 and up 0.2 days since Q4)

Home Health

Same Store (2)(3):
- Total Admissions: +8%
- Total Volume: +5%

Other Statistics:
- Revenue per Episode(5): $2,974 (-1.3%)
- Visiting Clinician Cost per Visit: $99.47 (+4.0%)
- Medicare VPE decreased 0.6 (-4.6%)

Hospice

Same Store Volume (3):
- Admissions: -5%
- ADC: -1%

Other Statistics:
- Revenue per Day(5): $168.83 (+1.7%)
- Cost per day: $88.14 (-2.5%)

Personal Care

Growth Metrics:
- Billable hours/quarter: -2%
- Clients served: +6%

Other Statistics:
- Revenue per hour: +10%
- Cost per hour: +6%

High Acuity Care

Growth Metrics:
- Total Admissions: 617
- Number of admitting JV markets: 10

Other Statistics:
- Patient Satisfaction: 85%

1. *The financial results for the three-month periods ended March 31, 2022 and March 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Reflects the suspension of sequestration for the three-month period ended March 31, 2022 and the reinstatement of sequestration at 2% for the three-month period ended March 31, 2023.*

4

OUR REVENUE SOURCES: 1Q'23

Amedisys Consolidated Revenue



2.7%
0.8%
34.8%
61.7%
Home Health
Hospice
Personal Care
High Acuity Care

Home Health Revenue



25.3%
12.0%
62.7%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue



5.5%
94.5%
Medicare FFS
Private

- **Home Health**: 348 care centers; 34 states & D.C.
- **Hospice**: 165 care centers; 31 states
- **Personal Care**: We divested our personal care business during the three-month period ended March 31, 2023.
- **High Acuity Care:** 10 admitting joint venture markets; 8 states; 34 referring hospitals
- **Total AMED: 522 care centers; 37 states and D.C.**

- **Medicare FFS**: Reimbursed for a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us for a 30-day period of care, majority of which range from 95% - 100% of Medicare rates
- **Per Visit**: Managed care, Medicaid and private payors who reimburse us per visit performed

Hospice Per Day Reimbursement:
- **Routine Care:** Patient at home with symptoms controlled ~**97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – Q1 2023[1]

HOME HEALTH

$ in Millions	1Q22[6]	1Q23
Medicare	$ 224.1	$ 215.4
Non-Medicare	111.6	127.9
Home Health Revenue	**$335.7**	**$343.3**
Gross Margin %	*45.6%*	*42.9%*
Pre-Corporate EBITDA [2]	**$70.3**	**$58.8**
	20.9%	*17.1%*

Operating Statistics		
Same Store Growth (3)(4)		
Total admissions	2%	8%
Total volume	0%	5%
Medicare revenue per episode (5)	$3,013	$2,974
Medicare recert rate	34.2%	32.3%
Total cost per visit	$106.29	$110.45

HOSPICE

$ in Millions	1Q22	1Q23
Medicare	$ 182.5	$ 182.7
Non-Medicare	10.6	10.7
Hospice Revenue	**$193.1**	**$193.4**
Gross Margin %	*45.5%*	*47.8%*
Pre-Corporate EBITDA [2]	**$36.9**	**$45.2**
	19.1%	*23.4%*

Operating Statistics		
Admit growth - same store (3)(4)	2%	-5%
ADC growth - same store (3)(4)	-3%	-1%
ADC	12,920	12,730
Avg. discharge length of stay	89	90
Revenue per day (net)[5]	$166.04	$168.83
Cost per day	$90.43	$88.14

Home Health Highlights

- Revenue per Episode down 1.3% due to the reinstatement of sequestration at 2.0%. Reimbursement is flat year over year.
- Y/Y Total CPV up $4.16 (+3.9%) primarily due to raises, an increase in salaried employees, higher contractor costs (COVID-related rate increases are no longer classified as an adjusting item) and visit mix.
- Cost per episode down 1.1% (Medicare)

Hospice Highlights

- Net revenue per day +1.7%; +3.8% Hospice rate update effective 10/1/2022 was offset by the reinstatement of sequestration at 2%.
- Cost per day down $2.29 (-2.5%) primarily due to clinical optimization and reorganization initiatives, lower staffing levels and lower contractor utilization partially offset by planned wage increases.

1. *The financial results for the three-month periods ended March 31, 2022 and March 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Reflects the suspension of sequestration for the three-month period ended March 31, 2022 and the reinstatement of sequestration at 2% for the three-month period ended March 31, 2023.*
6. *Prior year amounts have been recast to conform to the current year presentation.*

6

GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED (1,2,3)

Impacted by acquisitions and raises

$ in Millions	1Q22	2Q22	3Q22	4Q22	1Q23
Home Health Segment - Total	**83.2**	**88.7**	**87.7**	**89.9**	**89.0**
% of HH Revenue	*24.8%*	*25.5%*	*25.9%*	*26.2%*	*25.9%*
Hospice Segment - Total	**51.3**	**50.8**	**48.6**	**50.8**	**47.9**
% of HSP Revenue	*26.6%*	*25.6%*	*24.4%*	*25.7%*	*24.8%*
Personal Care Segment - Total	**2.2**	**2.3**	**2.3**	**2.4**	**2.2**
% of PC Revenue	*15.8%*	*15.2%*	*14.0%*	*14.9%*	*14.9%*
High Acuity Care Segment - Total	**4.3**	**5.1**	**5.2**	**5.1**	**4.4**
% of HAC Revenue	*155.0%*	*116.2%*	*95.0%*	*87.8%*	*94.6%*
Total Corporate Expenses	**38.4**	**35.5**	**38.3**	**40.4**	**44.2**
% of Total Revenue	*7.0%*	*6.3%*	*6.9%*	*7.2%*	*7.9%*
Total	**179.4**	**182.4**	**182.1**	**188.6**	**187.7**
% of Total Revenue	*32.9%*	*32.2%*	*32.6%*	*33.6%*	*33.7%*

	1Q22	2Q22	3Q22	4Q22	1Q23
Salary and Benefits	25.6	25.3	23.8	25.5	26.3
Other	11.1	7.7	13.2	12.5	15.5
Corp. G&A Subtotal	36.7	33.0	37.0	38.0	41.8
Non-cash comp	1.7	2.5	1.3	2.4	2.4
Adjusted Corporate G&A	**38.4**	**35.5**	**38.3**	**40.4**	**44.2**



Total G&A as a Percent of Revenue
35.0%
33.0%
31.0%
32.9%
32.2%
32.6%
33.6%
33.7%
1Q22
2Q22
3Q22
4Q22
1Q23
G&A as a Percent of Revenue

Notes:

- **Year over year total G&A as a percentage of revenue increased 80 basis points ($8 million)**
  - Excluding our home health acquisitions ($3 million), total G&A is up $5 million due to planned wage increases, IT fees, recruiting fees and insurance-related costs
- **Total G&A decreased $1 million sequentially**
  - Lower spend across our segments primarily due to the seasonality of health insurance costs which was partially offset by higher incentive compensation costs, recruiting fees and IT fees in corporate

1. The financial results for the three-month periods ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2. Adjusted G&A expenses do not include depreciation and amortization.
3. Prior periods have been recast to conform to the current year presentation.

7

OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED

YOY Total CPV impacted by labor cost pressures and prior year benefit related to COVID contractor add-back.

Components	1Q'22[1]	4Q'22[1]	1Q'23	YoY Variance	Detail	Initiatives
Salaries	$70.34	$74.25	$72.79	$2.45	YoY increase due to planned wage increases, an increase in salaried employees and visit mix Sequential decrease due to one less holiday and lower new hire pay	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$5.60	$5.60	$6.50	$0.90	Prior year benefited from COVID add-backs (1Q'22: $1.17, 4Q'22: $0.75)	Focused efforts on filling positions with full-time clinicians
Benefits	$12.43	$15.81	$12.95	$0.52	YoY increase due to higher payroll taxes on salary increases described above Sequential decrease due to the seasonality of health insurance claims	Focus on cost containment and spend optimization with specific focus on high-cost claims
Transportation & Supplies	$7.31	$7.72	$7.23	($0.08)	YoY and sequential variances due to the capitalization of fleet vehicle leases in 1Q'23; YoY decline was partially offset by increases in clinician mileage reimbursement	
***Visiting Clinician CPV**	**$95.68**	**$103.38**	**$99.47**	**$3.79****		
Clinical Managers	$10.61	$11.60	$10.98	$0.37	Fixed cost associated with non-visiting clinicians Sequential variance due to impact of fixed costs on higher visit volumes	Unit cost reduced as volume increases
Total CPV	$106.29	$114.98	$110.45	$4.16		

**Note: Direct comparison with industry competitors CPV calculation*

*** Note: In 1Q'22, the addback of COVID costs reduced Visiting Clinician CPV by $1.50. Accordingly, our YOY increase is $2.29 or 2.4%*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$95.68
$103.38
$99.47
1Q22
4Q22
1Q23
Salaries
Contractors
Benefits
Transportation

1. Prior year periods have been recast to conform to the current year presentation.

8

9 DRIVING TOP LINE GROWTH Home Health admissions growth remains strong; volume impacted by mix shift. Sequential Hospice average daily census decline due to softer admission volumes and seasonality. 0% -2% 1% 1% 5% 2% 0% 5% 5% 8% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 50,000 100,000 150,000 1Q22 2Q22 3Q22 4Q22 1Q23 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth -3% 0% 1% -2% -1% 2% 6% -3% -8% -5% -9.0% -6.0% -3.0% 0.0% 3.0% 6.0% 12,000 12,500 13,000 13,500 14,000 1Q22 2Q22 3Q22 4Q22 1Q23 ADC Admits SS ADC Growth SS Admit Growth *2022 Hospice care center closures impacted 2023 ADC by ~ 129 and Admits by 176 Exhibit 99.2

10 3.00 3.50 4.00 4.50 PS Industry Performance Amedisys PS Score PS Industry Avg PS Top Competitor 3.00 3.50 4.00 4.50 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor INDUSTRY LEADING QUALITY SCORES Metric Oct 22 Release Jan 23 Release Apr 23 Preview Jul 23 Preview Quality of Patient Care 4.49 4.49 4.49 4.47 Entities at 4+ Stars 100% 99% 99% 99% Metric Jul 22 Release Oct 22 Release Jan 23 Release Apr 23 Preview Patient Satisfaction Star 3.92 3.60 3.57 3.65 Performance Over Industry +5% +3% +1% NA Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Jul 2023 HHC Preview with 99% of our providers (representing 99% of care centers) at 4+ Stars and 79% of our providers (representing 80% of care centers) at 4.5+ Stars. •30 Amedisys providers (representing 42 care centers) rated at 5 Stars. Notes: (1) CMS did not provide QPC Star and HH-CAHPS performance releases in 2021 due to COVID-19 PHE. (2) Jul 2023 QPC Star Preview performance period = Oct 2021 – Sep 2022 (Jul 2020 - Jun 2021 for ACH). (3) Apr 2023 HH-CAHPS Preview performance period = Oct 2021 – Sep 2022 (4) QPC Star and HH-CAHPS Results for Amedisys Legacy providers only. CMS Blind Period CMS Blind Period Exhibit 99.2

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers. Exhibit 99.2

12 DEBT AND LIQUIDITY METRICS Net leverage ~1.3x 1. Net debt defined as total debt outstanding ($403.4M) less cash ($69.1M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($253.6M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Revolver - Outstanding Term Loan 383.1 Promissory Notes 0.2 Finance Leases 20.1 Total Debt Outstanding 403.4 Less: Deferred Debt Issuance Costs (3.3) Total Debt - Balance Sheet 400.1 Total Debt Outstanding 403.4 Less Cash (69.1) Net Debt (1) 334.3 Leverage Ratio (net) (2) 1.3 Term Loan 450.0 Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (30.8) Available Revolver 519.2 Plus Cash 69.1 Total Liquidity (3) 588.3 As of: 3/31/23 Credit Facility Outstanding Debt As of: 3/31/23 Exhibit 99.2

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for Q1-23 of $26M. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 1Q22 2Q22 3Q22 4Q22 1Q23 GAAP Net Income 31 .7 29.0 25.4 31 .5 24.9 Changes in working capital (5.4) 1 3 .6 (67 .3) 6.9 (1 4.3) Depreciation and amortization 8.0 6.2 5.5 5.2 5.7 Non-cash compensation 7 .3 5.1 3 .5 0.6 3 .3 Deferred income taxes 3.2 2 .8 1 3 .0 4.3 2 .8 Other 3.8 0.7 6.3 (7 .6) 3 .6 Cash flow from operations 48.6 57.4 (13.6) 40.9 26.0 Capital expenditures - routine (0.9) (1 .5) (1 .5) (1 .5) (1 .0) Required debt repay ments (3.8) (3.2) (3 .2) (3 .2) (5.3) Free cash flow 43.9 52.7 (18.3) 36.2 19.7 Capital Deployment Acquisitions - (7 3.3) 1 .4 - - Share Repurchases - (1 7 .4) - - - Total - (90.7) 1.4 - - Exhibit 99.2

INCOME STATEMENT ADJUSTMENTS (1)

Q1 adjustments primarily related to clinical optimization and reorganization initiatives, Personal Care divestiture and acquisition and integration costs.

$000s	Income Statement Line Item	1Q22	2Q22	3Q22	4Q22	1Q23
Revenue						
Contingency accrual	Net Service Revenue	$ -	$ 8,374	$ 931	$ -	$ -
Cost of Service						
Clinical optimization and reorganization costs	Cost of Service, Inclusive of Depreciation	-	195	1,154	33	114
COVID-19 costs	Cost of Service, Inclusive of Depreciation	3,733	1,803	1,701	1,510	-
Integration costs	Cost of Service, Inclusive of Depreciation	-	1,401	311	-	-
Fuel supplement	Cost of Service, Inclusive of Depreciation	337	1,016	1,962	261	-
G&A						
Acquisition and integration costs	G&A, Salaries and benefits	316	1,674	1,025	378	500
Clinical optimization and reorganization costs	G&A, Salaries and benefits	-	810	1,386	(152)	52
Personal Care divestiture	G&A, Salaries and benefits	-	-	-	-	318
COVID-19 costs	G&A, Salaries and benefits	24	12	-	3	-
Executive Board of Directors/CEO transition awards	G&A, Salaries and benefits	3,500	-	-	-	750
Severance	G&A, Salaries and benefits	-	-	-	993	-
Fuel supplement	G&A, Salaries and benefits	-	-	218	33	-
Acquisition and integration costs	G&A, Other	1,062	3,649	2,129	1,065	1,167
Legal fees - non-routine	G&A, Other	51	190	-	-	-
COVID-19 costs	G&A, Other	129	72	159	104	-
Clinical optimization and reorganization costs	G&A, Other	-	59	1,290	2,399	3,838
Personal Care divestiture	G&A, Other	-	-	-	-	196
Legal settlement	G&A, Other	-	(1,058)	-	-	-
Other Items						
Investment impairment	Investment impairment	-	-	3,009	-	-
Interest component of certain items	Interest Expense	-	4,652	(207)	-	-
Other (income) expense, net **(2)**	Total Other (Expense) Income, Net	2,298	760	793	814	3,052
Total		**$ 11,450**	**$ 23,609**	**$ 15,861**	**$ 7,441**	**$ 9,987**
EPS Impact		**$ 0.26**	**$ 0.56**	**$ 0.36**	**$ 0.19**	**$ 0.22**
EBITDA Impact		**$ 11,450**	**$ 18,957**	**$ 16,068**	**$ 7,441**	**$ 9,987**

1. The financial results for the three-month periods ended March 31, 2022, June 30, 2022, September 30, 2022, December 31, 2022 and March 31, 2023 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2. Other (income) expense, net includes a $2.2 million loss related to our Personal Care divestiture on March 31, 2023.

14

15 2023 Guidance Exhibit 99.2

16 AMEDISYS 2023 UPDATED GUIDANCE Updated Revenue, EBITDA and EPS guidance ranges for FY 2023 ($M except for EPS) Original Guidance Updated Guidance Adjusted Revenue $2,244 - $2,274 $2,254 - $2,274 Adjusted EBITDA $230 - $240 $235 - $245 Adjusted EPS $4.13 - $4.36 $4.14 - $4.36 Exhibit 99.2

17 Environmental, Social, Governance (E.S.G.) Considerations Exhibit 99.2

18 ENVIRONMENTAL, SOCIAL, GOVERNANCE (E.S.G.) CONSIDERATIONS Sustainable, high-quality, patient focused, home-based care model Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.47 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations Exhibit 99.2